Harold Montgomery, CEO 214-758-8603 hmontgomery@calpian.com Exhibit 99.1

Required Statement About Forecasts
THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION
OF AN OFFER TO BUY ANY SECURITIES.  ANY OFFER OF SECURITIES OF THE COMPANY
SHALL BE MADE ONLY TO QUALIFIED INVESTORS IN ACCORDANCE WITH APPLICABLE
SECURITIES LAWS. THE SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS
MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR
SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY.
Calpian’s models and projections are based on certain key assumptions, including but not limited to the following:
Availability of adequate and appropriately priced financing to continue in business
Availability of acquisitions which can be completed
Continued performance of key staff
Continued favorable business conditions and economic climate.
Money on Mobile Forecasts are the representation of MOM Management.
Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context,  the words
“may,” “will,” “should,” “expects,” “plans,” “intends,”  “anticipates,” “believes,” “estimates,” “predicts,”  “potential,” or
“continue” and similar expressions identify forward-looking statements. Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i) our ability to acquire retail credit card processing residual streams (“residuals”), (ii) our ability to raise capital to fund our acquisitions, (iii) our ability to successfully integrate multiple residuals acquisitions, (iv) changing levels of competition, (v) changes in laws and regulations, including government regulation of the credit card processing industry and other related financial institutions, and (vi) general competitive factors. This business plan is for confidential information purposes only and is not a solicitation for investment.

Investment Thesis:
Steady Cash Flow + Explosive Growth
Best of Both Worlds
•Steady cash flows
•Explosive growth in India
Calpian
Acquires merchant payment processing contracts for 2-3x CF
Use Cash + Stock
Leading Buyer in $1 billion niche business
Base of steady recurring cash flow
Money On Mobile
•
Mobile phone based funds transfer
•
Simple SMS text messages
•
The “Paypal of India”
•
HUGE market, Greenfield opportunity
•
Growing FAST – 10% Compounded PER MONTH for Last 14 months.

Management Team
Stanford MBA 1985
Started in payments in 1987
Maharastra Institute of Technology
10 years in payments
SMU MBA 1984
Started in payments in 1990
University of Houston MBA 1986, CPA
With Calpian since 2010
Stanford University MBA 1985
Invested/built 30 companies, $1B of equity in companies, 10 public companies
•
70+ years in payments
•
Core team leaders together for 10+ years
•
Highly qualified
•
Very Experienced
Harold Montgomery – CEO
Shashank Joshi – President MoM
Craig Jessen – President
David Pilotte – CFO
Laird Cagan – Board of Directors

ISO Role in the Payments Industry
Transaction Processors
First Data, JP Morgan/Chase, US Bank, Global, Alliance Data
Independent Sales
Organizations
(ISOs)
10,000 in the US
Processors Pay Monthly
Residuals
~$40/store/month
Calpian’s Target
Market
Small Merchants
6.3 million
Sales and service
Processor contract allows ISO
to sell payment processing

•
10 Years Acquiring Residuals
•
500 Portfolios Underwritten, 200+ Acquired
•
Team Acquired 35,000+ Merchant Contracts
•
Structure: Seller guarantees minimum payout
Calpian History
•
We Did This Once Before
•
Capital Markets shut down in 2008-2009
•
Re-Launched as Public Co in 2011
Total Cash
Invested
Purchases $10.4
Gross Cash
Returned
$21.8
Profit After Principal
Payback AND Financing
Cost @ 12%
$10.5
IRR
49%

Steady Cash Flow + Explosive Growth

Challenges and Opportunities In India
Challenges:
•
•
•
All cash economy
•
Opportunities:
•
650M+ cell phones
•
500M+ people have to walk to pay for everything or send money home
The window for a fast, easy, reliable
payment system is wide open
Lack of Bank Accounts – only 200m out of 1.2 billion people
No payment mechanisms – credit, debit or check
No transportation – Daily errands take time

What Does MoM Do?
Allows consumers to use their mobile phone to transact:
•
Pre-paid cell phone
•
Pre-paid television
•
Utility payment
•
Ticketing: Movie, airline, bus, train
•
Domestic remittances (documented at $13+bn market)
•
Wide variety of uses
•
HUGE value proposition vs. current methods
•
Especially appealing to unbanked and rural
•
Rural to Urban migration feeds Domestic Remittance
ADDRESSABLE MARKET: 650+ MILLION UNIQUE CELL PHONES
MoM is the Checkbook/Debit Card of India

How Does MoM Work?
Consumers
(Currently 5,500,000)
Retailers
(Currently 95,000)
Money on Mobile
Money on Mobile
CASH
CASH
CASH
Free to Consumer
Cell Time
Cell Time
Cell Time
SMS
TEXT
INSTRUCTIONS
6 Satellite TV         15 Cell Providers Utilities

Not Much Competition – Huge Market
MoM is 2x Largest Competitor
•
MoM= +$335K/day
•
Beam= $150K/day
The Market is $31 billion and Growing
•
Cell Top up = $18 billion/yr
•
Domestic remittance = $13 billion/yr
•
It’s very early
•
The Market is HUGE
•
Low Success Threshold
MoM is positioned to maintain its huge lead and rapid growth
Calpian currently owns 32% of MOM and can buy up to 74%

MoM – Retailers
•
100,000 retailers expected in 2012
•
Each retailer adds 80 users quickly, then more
•
Act as commission sales people
Calpian’s first
investment
94,971
Money on Mobile
Retailers
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000

Money on Mobile
Unique Users
-
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
MoM – Unique Users
5.5 million unique users and growing
(this number reduced by 500K to avoid duplication with Cellbiz)
Calpian’s first
investment
5,521,595

Money on Mobile
US $ Volume Processed
0
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
MoM – Volume Processed
•
Over USD$10 million processed in July 2012
•
Domestic Remittance will drive volumes higher
Calpian’s first
investment
$10,386,102

Money on Mobile
Gross Profit
$(100,000)
$(50,000)
$-
$50,000
$100,000
$150,000
$200,000
Apr-
11
May-
11
Jun-
11
Jul-
11
Aug-
11
Sep-
11
Oct-
11
Nov-
11
Dec-
11
Jan-
12
Feb-
12
Mar-
12
Apr-
12 12
Jun-
12
Jul-
12
MoM - Gross Profit (USD$)
•Adjusted for non-recurring items
•Margin settling at .5% of gross processed volume
•Gross Profit = Net Operating Revenue
Calpian’s first
investment
May-

Compare to MPESA in Kenya
MPESA
•
First Mobile Money System
•
5 years old
•
Domestic Remittance is majority of volume
•
Ubiquitous presence in Kenya
•Huge Market
•Once in a Lifetime Greenfield Opportunity
MPESA Metrics
70% Adults
25% of GDP
Net Operating
Revenue (.5%)
Kenya
15 Million
$18 billion
India
550 Million
$1.1 TRILLION
$5.5 Billion
$90 million/year

Comparison to MPESA Customer Growth
MoM Growing Faster than MPESA
1 5 9 13 17 21 25 29 33 37 41 45 49
0
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
14,000,000
16,000,000
Months Since Launch
MPESA Customers
Money on Mobile Customers
Money on Mobile vs. MPESA Customer Growth

US Market Comparables
The US Market Likes India’s Growth Potential
Name Ticker
EBITDA
Multiple
P/E
Multiple
Calpian Heartland
Payment
Systems
HPY 7.8x 22.2x
MoM Make My
Trip
MMYT 65.5x 101x
If MoM Achieves Less than HALF its Plan:
$20M/year EBITDA
$1.3 Billion Market Cap
$40+/share

Financial Projections
(US$)
2012 2013 2014 2015 2016
Calpian
EBITDA
$1.5M $5.0M $ 10.1M $ 13.9M $ 16.4M
MOM
EBITDA
$(3.8)M $5.1M $ 31.7M $ 70.3M $ 125.7M
Combined
EBITDA
$(2.3)M $10.1M $ 41.8M $ 84.2M $ 142.1M
MOM
Volume
Processed
$173M $811M $ 2,580M $ 5,520M $ 9,739M
•Calpian growth subject to available financing
•MOM Fiscal year ends 3.31

Harold Montgomery 214-758-8603 hmontgomery@calpian.com